v vv TransUnion Third Quarter 2021 Earnings Chris Cartwright, President and CEO Todd Cello, CFO October 26, 2021 Exhibit 99.2

© 2021 Trans Union LLC All Rights Reserved | 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause TransUnion’s actual results to differ materially from those described in the forward-looking statements include: the effects of the COVID-19 pandemic and the timing of the recovery from the COVID-19 pandemic, failure to realize the synergies and other benefits expected from the proposed acquisitions of Neustar and Sontiq; delays in closing the proposed acquisitions; the possibility that the proposed acquisitions, including the integration of Neustar and Sontiq, may be more costly to complete than anticipated; business disruption related to the proposed acquisitions; risks related to the distraction of management from ongoing business operations and other opportunities due to the proposed acquisitions; the possibility that the expected benefits of the proposed Healthcare divestiture will not be realized, or will not be realized within the expected time period; failure to obtain governmental approvals of the proposed Healthcare divestiture in the expected time period, or at all; the impact of the proposed Healthcare divestiture on TransUnion’s businesses and the risk that consummating the proposed Healthcare divestiture may be more difficult, time-consuming or costly than expected; the possibility that the proposed Healthcare divestiture does not close, including failure to satisfy the closing conditions; risks related to the distraction of management from ongoing business operations and other opportunities due to the proposed acquisitions and the proposed Healthcare divestiture; the effects of pending and future legislation and regulatory actions and reforms; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets and other macroeconomic factors beyond TransUnion’s control; risks related to TransUnion’s indebtedness, including TransUnion’s ability to make timely payments of principal and interest and TransUnion’s ability to satisfy covenants in the agreements governing its indebtedness; and other one-time events and other factors that can be found in TransUnion’s Annual Report on Form 10-K for the year ended December 31, 2020, and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on TransUnion’s website (www.transunion.com/tru) and on the Securities and Exchange Commission’s website (www.sec.gov). TransUnion undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this presentation. Non-GAAP Financial Information This investor presentation includes certain non-GAAP measures that are more fully described in our Current Report on Form 8-K, furnished as Exhibit 99.1, “Press release of TransUnion dated October 26, 2021, announcing results for the quarter ended September 30, 2021” under the heading “Non-GAAP Financial Measures,” furnished to the Securities and Exchange Commission on October 26, 2021. These financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of GAAP. Other companies in our industry may define or calculate these measures differently than we do, limiting their usefulness as comparative measures. Because of these limitations, these non-GAAP financial measures should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures for each of the periods included in this presentation are included in the tables of Exhibit 99.1 of our Current Reports on Form 8-K furnished to the Securities and Exchange Commission on October 26, 2021, July 27, 2021, April 27, 2021, February 16, 2021, October 27, 2020, July 28, 2020, April 28, 2020, February 18, 2020, October 22, 2019, July 23, 2019 and April 23, 2019.

© 2021 Trans Union LLC All Rights Reserved | 3 Third quarter 2021 highlights1 Fourth quarter and full year 2021 guidance 4 Strategic portfolio transformation2 Third quarter 2021 financial results3

© 2021 Trans Union LLC All Rights Reserved | 4 Third Quarter 2021 Highlights • Delivered strong results that exceeded Q3 2021 guidance • Benefited from continued market rebound with growth outpacing market recovery • Raised FY 2021 guidance based on strong Q3 and improved outlook • Announced strategic acquisitions of Neustar and Sontiq, as well as minority investments in Monevo and IDfy • Agreed to divest our Healthcare business

© 2021 Trans Union LLC All Rights Reserved | 5 We are evolving to meet the challenges of global digital commerce, providing identity verification and targeting precision to enable safe, tailored consumer experiences

© 2021 Trans Union LLC All Rights Reserved | 6 Neustar Will Significantly Strengthen Our Identity Resolution Capabilities • Leverages best-in-class OneID platform to deliver real-time identity resolution • Bolsters our existing capabilities and increases scale and scope in Marketing, Fraud and Communications • Deepens pool of data science, engineering and sales talent • Enhances already strong revenue growth with material revenue synergy opportunities

© 2021 Trans Union LLC All Rights Reserved | 7 Neustar Underwent a Transformation Similar to TransUnion Right-Sized Portfolio • Wound down NPAC contract • Sold registry business • Security business staying with current private equity owner Acquiring Neustar at its growth inflection and creating a leading provider of real-time identity resolutionNeustar 2017 take-private Re-invigorated the organization • New leadership • Bolstered go-to-market efforts • Modern tech stack • Redefined company culture Turned OneID vision into reality • Best-in-class identity resolution platform • Backbone for Neustar innovation Today and Beyond

© 2021 Trans Union LLC All Rights Reserved | 8 • Sell Neustar products into key verticals like mid-market financial services, insurance, and public sector • Benefit from Neustar’s strength in areas like communications, tech, media and retail Phase 1: Cross-Sell • Leverage combined data sets • Utilize OneID identity resolution capabilities, to create new solutions in marketing and fraud Phase 2: Innovation • Roll-out OneID and fraud and marketing solutions in key international markets Phase 3: Globalize TransUnion + Neustar Will Generate Significant Revenue Synergy Opportunities

© 2021 Trans Union LLC All Rights Reserved | 9 TransUnion + Neustar Creates a Powerhouse of Future-Forward Marketing Solutions • Scales our fast growing investment in marketing solutions • Creates end-to-end capabilities around identity resolution, precision targeting and marketing performance optimization • Provides authoritative data with the technology and analytics to drive actionable insights • Delivers solutions to serve marketers in a highly regulated, post-cookie world

Sontiq Is a Leading Provider of Identity Protection Solutions



Breach Response
~$10M
Check Protection
~$15M
SONTIQ
$85M revenue (2021E)
~$60M
Identity Protection Solutions

- Founded in 2017 via combination of EZ Shield and Identity Force and expanded in 2021 with CyberScout and Breach Clarity acquisitions
- ~150 employees; headquartered in Nottingham, MD
- Serves a broad base of customers in employee benefits, insurance, financial services and public sector as well as its own direct-to-consumer offering
- Purchase price of $638 million; expected to close in the fourth quarter of 2021

TransUnion

© 2021 Trans Union LLC All Rights Reserved | 10

© 2021 Trans Union LLC All Rights Reserved | 11 Sontiq Will Position TransUnion as a Leader in Identity Protection • Expands position in large, fast growing ID Protection market • Complements data-driven identity solutions while empowering consumers to protect against identity and cyber threats • Highly attractive financial profile – $85 million 2021E revenue and expecting low-double-digit growth as part of TransUnion – Attractive ~40% Adjusted EBITDA margins – Neutral to 2022 Adjusted Diluted EPS; accretive thereafter

© 2021 Trans Union LLC All Rights Reserved | 12 Creating Best-in-Class Identity Verification and Targeting Precision Capabilities Purchase Price = $3.1 billion Minority Investments and Strategic Partnerships Purchase Price = $638 million  Leading provider of real-time identity resolution, underpinned by its best-in- class OneID platform  Diversifies our portfolio, scales our position in Marketing and Fraud and expands opportunities in Communications  Identity protection platform serving consumers and businesses against identity and cyber threats  Advances our Consumer Interactive strategy to provide consumers comprehensive solutions via direct and indirect channels  Monevo: Personal credit platform enabling aggregators and lenders to pre-qualify consumers for credit. Operates primarily in U.K. and U.S.  IDfy: Indian-based provider of video ID verification, authentication and onboarding solutions

© 2021 Trans Union LLC All Rights Reserved | 13 Divesting Healthcare to Sharpen Focus on Core Markets and Capabilities • Agreed to sell Healthcare for $1.735 billion and expected ~$1.4 billion after tax1 • Generates proceeds that will fund significant portion of acquisitions of Neustar and Sontiq • Targeted to close in 4Q 2021, pending regulatory reviews • Benefits from being part of larger healthcare data and analytics business • Expected to generate ~$190 million of revenue at a mid-40% Adjusted EBITDA margin in 2021E 1At current tax rates.

© 2021 Trans Union LLC All Rights Reserved | 14 Consolidated Q3 2021 Highlights Year-over-Year Change Revenue 14% Constant Currency Revenue 13% Organic Constant Currency Revenue 12% Adjusted EBITDA 21% Constant Currency Adjusted EBITDA 20% Organic Constant Currency Adjusted EBITDA 20% Adjusted Diluted EPS 24% Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2021 Trans Union LLC All Rights Reserved | 15 Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2. Reported FX Impact Inorganic Impact Organic Constant Currency Revenue 14% — (1)% 12% Financial Services 11% — — 11% Emerging Verticals 17% — (3)% 14% Adjusted EBITDA 19% — 1% 19% U.S. Markets Q3 2021 Year-over-Year Financial Highlights

© 2021 Trans Union LLC All Rights Reserved | 16 Consumer Interactive Q3 2021 Year-over-Year Financial Highlights Reported FX Impact Inorganic Impact Organic Constant Currency Revenue 3% — — 3% Adjusted EBITDA 4% — — 4% Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2021 Trans Union LLC All Rights Reserved | 17 Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2. International Q3 2021 Year-over-Year Financial Highlights Reported FX Impact Inorganic Impact Organic Constant Currency Revenue 23% (5)% — 18% Canada 10% (6)% — 4% Latin America 23% (1)% — 22% U.K. 24% (8)% — 16% Africa 23% (15)% — 8% India 44% (1)% — 44% Asia Pacific 10% 1% — 11% Adjusted EBITDA 37% (6)% — 31%

© 2021 Trans Union LLC All Rights Reserved | 18 TransUnion Has Shown a Consistent Ability to De-lever via Adjusted EBITDA Growth • Proven history of de-levering – first after 2015 IPO, and then following 2018 acquisitions • Targeting < 3.5x net debt to Adjusted EBITDA by end of 2022 • $709 million of cash on balance sheet at quarter-end 2018 is pro-forma for acquisitions of Callcredit, iovation and HPS. Pro-forma 2021/22E includes Neustar and Sontiq acquisitions as well as Healthcare divestiture. Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2. Net Debt / Adjusted EBITDA Ratio 4.8x 3.9x 3.4x 3.1x 4.5x 4.2x 3.2x 2.8x 2.0x 3.8x 3.3x 2015 IPO 2015 2016 2017 LTM 2Q18 (Acquisition Financing) 2018 2019 2020 2021E Pro-Forma 2021E Pro-Forma 2022E

© 2021 Trans Union LLC All Rights Reserved | 19 Q4 2021 Guidance Reported Revenue: $764M to $774M +9% to +11% Assumed M&A contribution: No impact Assumed FX contribution: Immaterial impact Organic Constant Currency Revenue: +9% to +11% Adjusted EBITDA: $293M to $301M +9% to +12% Assumed FX contribution: Immaterial impact Adjusted EBITDA Margin: -10bps to +40bps Adjusted Diluted EPS: $0.88 to $0.91 +10% to +14% Q4 2021 revenue guidance includes ~4pt. mortgage headwind Note: Guidance does not include announced acquisitions of Neustar and Sontiq nor divestiture of Healthcare. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2021 Trans Union LLC All Rights Reserved | 20 FY 2021 Guidance Reported Revenue: $3.075B to $3.085B +13% to +14% Assumed M&A contribution: ~1pt. benefit Assumed FX contribution: ~1pt. benefit Organic Constant Currency Revenue: ~+12% Assumed Mortgage impact: ~2pt. headwind Organic CC Revenue ex. Mortgage: ~+14% Adjusted EBITDA: $1.239B to $1.247B ~+19% Assumed FX contribution: ~1pt. benefit Adjusted EBITDA Margin: +180bps to +190bps Adjusted Diluted EPS: $3.76 to $3.79 +25% to +26% • U.S. Markets up low-double-digits [up high-teens ex. mortgage impact] – Financial Services up low-double-digits [up more than 20% ex. mortgage impact] – Emerging Verticals up low-double-digits • International up approximately 20% (as reported) • Consumer Interactive up mid-single-digits Note: Guidance does not include announced acquisitions of Neustar and Sontiq nor divestiture of Healthcare. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2021 Trans Union LLC All Rights Reserved | 21 • Delivered strong Q3 results and increased FY 2021 guidance • Acquiring Neustar and Sontiq to diversify portfolio and accelerate long-term growth opportunities • Announced divestiture of Healthcare to sharpen strategic focus while generating significant proceeds

© 2021 Trans Union LLC All Rights Reserved | 22 Q&A